SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant ☑	Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

Village Super Market, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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Your **Vote** Counts!

VILLAGE SUPER MARKET, INC.

2023 Annual Meeting

Vote by December 14, 2023

11:59 PM ET

You invested in VILLAGE SUPER MARKET, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on December 15, 2023.**

Get informed before you vote

View the Notice & Proxy Statement, Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to December 01, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

December 15, 2023
10:00 AM EST

Virtually at:
www.virtualshareholdermeeting.com/VLGEA2023

*If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

VILLAGE SUPER MARKET, INC.
2023 Annual Meeting
Vote by December 14, 2023
11:59 PM ET

Voting Items	**Board Recommends**
1. Election of Directors **Nominees:** 01) Robert Sumas 02) William Sumas 03) John P. Sumas 04) Nicholas Sumas 05) John J. Sumas 06) Kevin Begley 07) Steven Crystal 08) Stephen F. Rooney 09) Perry J. Blatt 10) Prasad Pola	**For**
2. Ratification of KPMG LLP as the independent registered public accounting firm for fiscal 2024.	**For**
3. Advisory vote on executive compensation.	**For**
4. To recommend, by non-binding vote, the frequency of executive compensation votes.	**3 Years**

NOTE: To transact such other business as may properly come before the meeting or any adjournment thereof.